                                                            EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of The Learning Company, Inc. (the "Company") of our report dated March 2, 1998, relating to the combined financial statements of Mindscape Group which appear in the Company's Current Report on Form 8-K/A, dated March 27, 1998.



/s/ PricewaterhouseCoopers LLP
---------------------------------
    PRICEWATERHOUSECOOPERS LLP
    San Jose, California
    July 13, 1998